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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 2, 2003

                               SVI Solutions, Inc.
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
_____________________________                  _________________________________
(Commission File Number)                       (IRS Employer Identification No.)

5607 Palmer Way, Carlsbad, California                     92008
________________________________________________________________________________
(Address of Principal Executive Offices)                (Zip Code)

                                 (877) 784-7978
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

         SVI Solutions, Inc. ("SVI") entered into a Securities Purchase Agreement dated June 27, 2003 with MicroCapital Fund Limited Partner, The Pinnacle Fund, L.P., Atlas Capital (Q.P.) L.P., Atlas Capital Master Fund, Ltd., Westpark Capital, L.P., Gruber & McBain International, Lagunitas Partners, LP, Jon D. and Linda W. Gruber, J. Patterson McBaine, Bonanaza Master Fund, Ltd., Southwell Partners, L.P., Glacier Partners, L.P. and Sandor Capital Master Fund, L.P. (collectively, the "Investors") for the sale by SVI to the Investors of up to 5,275,000 shares of common stock at a per share price of $1.50, for an aggregate amount of up to $7,912,500. The transaction was completed on July 1, 2003. The terms of this transaction are summarized below, but the summary is qualified entirely by the Securities Purchase Agreement and related agreements attached as exhibits to this report.

         The Investors were given registration rights under a Registration Rights Agreement requiring SVI to file a registration statement respecting the common stock within the earlier of 30 days after the closing date and 10 trading days after SVI obtains effectiveness of the Form S-1 registration statement filed on May 12, 2003. If the registration statement covering the shares held by the Investors is not filed within the timeframe specified in the Registration Rights Agreement or declared effective within 90 days following the closing date, or upon the occurrence of certain other conditions, SVI will be obligated to pay liquidated damages to the Investors equal to two percent (2%) per month of the amount invested by the Investors.

         Roth Capital Partners, LLC ("Roth Capital Partners") served as placement agent in this transaction. It received eight percent (8%) of the gross proceeds of the transaction, plus warrants to purchase 527,500 shares common stock at the exercise price of $1.65 per share. In addition, SVI issued warrants to purchase 375,000 shares of common stock to certain holders of 9% convertible debentures of SVI in order to obtain secure their requisite consents and waivers of rights they possessed to participate in the financing. Roth Capital Partners and the debenture holders were also granted registration rights respecting these securities.


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EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

2.1 Securities Purchase Agreement dated as of June 27, 2003 by and among SVI and the Investors.*

4.1 Registration Rights Agreement dated as of June 27, 2003 by and among SVI, the Investors and Roth Capital Partners, LLC.

99.1     Press Release dated June 27, 2003

*Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             SVI Solutions, Inc.

Date: July 2, 2003                           By: /s/ Barry M. Schechter
                                                 -------------------------------
                                                 Name: Barry M. Schechter
                                                 Title: Chairman of the Board




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